EXHIBIT 32

Certification Required by 18 U.S.C. Section 1350

(as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002)

In connection with the Quarterly Report of Solitron Devices, Inc. (the “Company”) on Form 10-Q for the period ended August 31, 2024, as filed with the Securities and Exchange Commission on the date hereof  (the “Report”), I, Tim Eriksen, as Chief Executive Officer of Solitron Devices, Inc., certify, pursuant to 18 U.S.C. Section 1350 (as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002), that to my knowledge:

1.	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: October 15, 2024	/s/ Tim Eriksen
Tim Eriksen
Chief Executive Officer

EXHIBIT 32.1

Certification Required by 18 U.S.C. Section 1350

(as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002)

In connection with the Quarterly Report of Solitron Devices, Inc. (the “Company”) on Form 10-Q for the period ended August 31, 2024, as filed with the Securities and Exchange Commission on the date hereof  (the “Report”), I, Carolyn Campbell, as Chief Financial Officer of Solitron Devices, Inc., certify, pursuant to 18 U.S.C. Section 1350 (as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002), that to my knowledge:

1.	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: October 15, 2024	/s/ Carolyn Cambell
Carolyn Campbell
Chief Financial Officer

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